                                 AGREEMENT AND
                       CERTIFIED COPY OF RESOLUTION OF
                              BOARD OF DIRECTORS

                                      OF

                       AMERICAN ARTISTS FILM CORPORATION
                       ---------------------------------
                           _________________________

                                   RESOLVED:

     I. That Continental Stock Transfer & Trust Company of _________________ ____________________________ be and hereby is appointed Transfer Agent of the Class A Common Stock and Class B Common Stock of this Corporation.

     II. That the Transfer Agent be and hereby is authorized to issue and countersign certificates of said stock of this Corporation in such name and for such numbers of shares up to the full amount of such stock which is authorized but unissued and to deliver such certificates as may be directed by resolution of the Board of Directors or by written order of the President or a Vice-President and Secretary or Assistant Secretary or Treasurer and an opinion of counsel in form and substance satisfactory to it and such other documentation as it may require.

     III. That the Transfer Agent be and hereby is authorized to accept for transfer any outstanding certificates of said stock of this Corporation properly endorsed and stamped as required by law, and to issue and countersign new certificates for a like number of shares of the same class of stock in place thereof and to deliver such new certificates.

     IV. That the said Transfer Agent may use its own judgment in matters affecting its duties hereunder and shall be liable only for its own gross negligence, and that this Corporation indemnifies and holds harmless the said Transfer Agent for each act done by it in good faith in reliance upon any instrument or stock certificate believed by it to be genuine and to be signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same.

     V. That any certificates of the said stock issued and countersigned by the Transfer Agent shall bear the actual or facsimile signature of the present or any future Chief Executive Officer and Secretary and the actual or facsimile seal of this Corporation. Should any officer die, resign or be removed from office prior to the issuance of any certificates of stock which bear his signature, the Transfer Agent may continue, until written notice to the contrary is received, to issue and register such certificates as and for the stock certificates of this Corporation notwithstanding such death, resignation or removal, and such certificates when issued shall continue to be and to constitute valid certificates of stock of this Corporation.

     VI. That the Transfer Agent shall issue a new certificate or certificates of said stock in lieu of lost, destroyed or stolen certificate or certificates of such stock upon the order of the Corporation, evidenced by a certified copy of a resolution of the Board of Directors, or written direction of the President or a Vice-President or Secretary or Treasurer, and upon the giving of a bond satisfactory to the Transfer Agent and Registrar, protecting it from any loss.

     VII. That the Transfer Agent is authorized and directed to open and maintain such ledgers and other books and to keep such records as may be required or deemed advisable in the performance of its agency.

     VIII. That this appointment and the authorizations in these resolutions contained shall cover and include any additional shares of said class of stock which may hereafter be authorized by this Corporation.

     IX. That when certificates of this Corporation's stock shall be presented to it for transfer, the Transfer Agent is hereby authorized to refuse to transfer the same until it is satisfied that the requested transfer is legally in order; and that this Corporation shall indemnify and hold harmless the Transfer Agent, and the Transfer Agent shall incur no liability for the refusal, in good faith, to make transfers which it, in its judgment, deems improper or unauthorized. The Transfer Agent may rely upon the Uniform Commercial Code and generally accepted industry practice in effecting transfers, or delaying or refusing to effect transfers.

     X. That when the said Transfer Agent deems it expedient it may apply to this Corporation, or the counsel for this Corporation, or to its own counsel for instructions and advice; that this Corporation will promptly furnish or will cause its counsel to furnish such instructions and advice, and, for any action taken in accordance with such instructions or advice, or in case such instructions and advice shall not be promptly furnished as required by this resolution, this Corporation will indemnify and hold harmless said Transfer Agent from any and all liability, including attorneys fees and court costs. The Transfers Agent may, at its discretion, but shall have no duty to prosecute or defend any action or suit arising out of authorizations hereby granted unless this Corporation shall, when requested, furnish it with funds or the equivalent to defray the costs of such prosecution or defense.

     XI. That the said Transfer Agent may deliver from time to time at its discretion, to this Corporation, for safe-keeping or disposition by this Corporation in accordance with law, such records accumulated in the performance of its duties as it may deem expedient, and this Corporation assumes all responsibility for any failure thereafter to produce any paper, record or document so returned if, and when, required.

     XII. That this Corporation shall indemnify and hold harmless said Transfer Agent from any and all liability, including attorneys fees and court costs, for any action taken by the Transfer Agent in connection with its appointment and conduct as Transfer Agent, except for said agent's own wilful misconduct or gross negligence, and shall, at the request of said Transfer Agent, defend any action brought against the agent hereunder.

     XIII. That the Transfer Agent authorized to forward certificates of Stock, Scrip and Warrants of this Corporation issued on transfer or otherwise by first class mail under a blanket bond of indemnity covering the non-receipt of such Stock, Scrip and Warrants by any of the stockholders of this Corporation, in which bond this Corporation and the Transfer Agent are directly or indirectly named as obligees;

     That in the event of non-receipt by any stockholder of this Corporation of certificates of Stock, Scrip and Warrants so mailed, the said Transfer Agent is authorized to issue new certificates of said Stock, Scrip and Warrants for a like amount in place thereof, upon receipt from the stockholders of an affidavit and proof of loss provided for under said blanket bond and the issuance by the Surety Company of an assumption of the loss under said blanket bond, all without further action or approval of the Board of Directors or the officers of this Corporation

     XIV. That the proper officers of this Corporation be and they hereby are authorized and directed to deliver to the Transfer Agent a sufficient supply of blank stock certificates and to renew such supply from time to time upon request of the Transfer Agent and to pay the Transfer Agent prevailing fees and reimburse it for disbursements incurred by it when and as the same are billed to this Corporation which, to the extent such fees and disbursements remain unpaid, hereby grants to the Transfer Agent a lien on the books, records and other property of this Corporation in the custody or possession of the Transfer Agent.

     XV. That the Transfer Agent is hereby authorized without any further action on the part of this Corporation to appoint as successor Transfer Agent any corporation or company which may succeed to the business of the Transfer Agent by merger, consolidation or otherwise (such corporation or company being hereinafter called the "Successor"); the Successor to have the same authority and appointment contained in this resolution as if this Corporation itself had appointed it Transfer Agent. The Successor shall, when appointed, be the Agent of this Corporation and not an Agent of Continental Stock Transfer & Trust Company.

     XVI. That the Secretary or Assistant Secretary be and hereby are instructed to certify a copy of these resolutions under the seal of this Corporation and to lodge the same with Continental Stock Transfer & Trust Company, together with such certified documents, opinions of counsel, certificates, specimen signatures of officers and information as Continental Stock Transfer & Trust Company may require in connection with its duties as Transfer Agent and immediately upon any change therein which might affect Continental Stock Transfer & Trust Company in its duties to give the Transfer Agent written notice thereof and to furnish such additional certified documents, certificates, specimen signatures of officers and information as Continental Stock Transfer & Trust Company may require, it being understood and agreed that Continental Stock Transfer & Trust Company shall be fully protected and held harmless for the failure of this Corporation to give proper and sufficient notice of any such change.

     XVII. That this document, when executed by the Corporation, shall constitute the full agreement between it and Continental Stock Transfer & Trust Company and shall not be amended or modified except in writing signed by both parties.

     XVIII. This agreement shall be interpreted under the laws of the State of New York.

                           Certificate of Secretary


     I, J. Eric Van Atta       , Secretary of American Artists Film Corporation
        -----------------------               ---------------------------------
a corporation duly organized and existing under the laws of the State of
Missouri           DO HEREBY CERTIFY:
-----------------


     A. That the foregoing is a true copy of a certain Resolution duly adopted, in accordance with the By-Laws, by the Board of Directors of the said Corporation, at, and recorded in the minutes of a meeting of the said Board duly held on November 6, 1996, XXXXXX and of the whole of the said Resolution, and
        ----------------
that the said Resolution has not been rescinded or modified.

     B. That, accompanying this Certificate are:

        (1) A copy of the Charter or Certificate of Incorporation of the said Corporation, with all amendments to date, duly certified under official seal by the state officer having custody of the original thereof;

        (2) A true and complete copy of the By-Laws of the said Corporation, as at present in force;

        (3) A signature card bearing the names and specimen signatures of all the officers of the said Corporation;

        (4) Specimens of certificates of each denomination and class of stock of the said Corporation in the form adopted by the said Corporation; and

        (5) An opinion by counsel for the Corporation covering validity of the outstanding shares referred to in the above-mentioned Resolution and their registration or exemption from registration under the Securities Act of 1933 as amended.

     C. That the total authorized stock of the said Corporation is: 50,000,000
                                                                    ----------
Shares, divided into 20,000,000  Shares of Class A Common  Stock of $0.001 Par
                     ----------            --------------           ------
Value each; 20,000,000 Shares of Class B Common Stock of $0.001 Par Value each;
            ----------           --------------          ------
10,000,000 Shares of Preferred Stock of $0.001 Par Value each;
----------           ---------          ------
     That of the said authorized stock, there are now issued:
     712,620 Shares of the said Class A Common Stock 5,502,277 Shares of the
     -------                    --------------       ---------
said Class B Common Stock 0 Shares of the said Preferred Stock, that such issue
     --------------       -                    ---------
has been duly authorized, and that all of the said shares are fully paid.

     D. That the following data are true and correct with respect to the said Corporation.

         Names of Officers                                 Addressess
         -----------------                                 ----------
 C.E.O. Steven D. Brown                           1245 Fowler St., N.W., Atlanta, GA 30318
        -------------------------------------------------------------------------------------
Co-President Rex Hauck                             ''               ''                ''
             --------------------------------------------------------------------------------
Co-President Vivian W. Jones                       ''               ''                ''
             --------------------------------------------------------------------------------
Secretary & Vice President- J. Eric Van Atta       ''               ''                ''
            _________________________________________________________________________________
Treasurer Robert A. Martinez                       ''               ''                ''
           __________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Counsel Carl I. Gable, P.C.. Troutman Sanders LLP
        -----------------------------------------------------------------------
   Address Nationsbank Plaza, 600 Peachtree St., N.E. Suite 5200 Atlanta, GA
           --------------------------------------------------------------------
           30308-2216
           --------------------------------------------------------------------
Address of the Corporation 1245 Fowler St., N.W., Atlanta, GA 30318
                           -----------------------------------------------------
     IN WITNESS WHEREOF, I have hereunto set my hand, and affixed the seal of the said Corporation, this 6th day of November, 1996.
                           ---        --------    --

                               By/s/   J. Eric Van Atta
                                    -------------------------------
                                         Secretary

(CORPORATE SEAL)

Agreed to and accepted:             Continential Stock Transfer & Trust Company


(CORPORATE SEAL)                    By    /s/ Roger Burnhammer
                                       ----------------------------------------
                                           Roger Burnhammer
                                       3